UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

GREAT BASIN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

420 E. South Temple, Suite 520,  Salt Lake City, UT
(Address of principal executive offices)

84111
(Zip code)

(801) 990-1055
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders

On June 1, 2016,  Great Basin Scientific, Inc. (the “Company”) closed its previously announced public offering of units (the “Offering”).  In connection with the Offering, the Company issued 3,160,000  shares of common stock and Series G common stock purchase warrants exercisable to acquire 3,160,000 shares of our common stock, subject to adjustment, at an initial exercise price of $1.90 per share.  The public offering price of the Offering was $1.90 per unit (the “Public Offering Price”) for aggregate gross proceeds to the Company of approximately $6.0 million.  In connection with the Offering, the exercise prices or conversion prices of certain of our issued and outstanding convertible securities were automatically adjusted to take into account the Offering at the Public Offering Price.  The exercise prices or conversion prices of the following convertible securities were adjusted as follows.

Class A Warrants

As previously reported, on July 30, 2014, the Company completed the sale of Class A Warrants entitling the holders of the Class A Warrants to purchase shares of common stock of the Company.  As of June 1, 2016, the Company had outstanding Class A Warrants to purchase 755 shares of common stock of the Company. The Class A Warrants include a provision which provides that the exercise price of the Class A Warrants will be adjusted in connection with certain equity issuances by the Company.  The consummation of the Offering at the Public Offering Price is an issuance which triggers an adjustment to the exercise price of the Class A Warrants.  Therefore, on June 1, 2016, the exercise price for the Class A Warrants was adjusted from $5.60 per share of common stock (taking into account the Company’s recent 35 for 1 reverse stock split) to $1.90 per share of common stock.

Class B Warrants

As of June 1, 2016, the Company had outstanding Class B Warrants to purchase 640 shares of common stock of the Company. The Class B Warrants include a provision which provides that the exercise price of the Class B Warrants will be adjusted in connection with certain equity issuances by the Company.  On June 1, 2016, the Company closed the Offering.  In connection with the Offering, the Company issued 3,160,000  shares of common stock and Series G common stock purchase warrants exercisable to acquire 3,160,000 shares of our common stock, subject to adjustment, at an initial exercise price of $1.90 per share.  The consummation of the Offering at the Public Offering Price is an issuance which triggers an adjustment to the exercise price of the Class B Warrants.  Therefore, on June 1, 2016, the exercise price for the Class B Warrants was adjusted from $5.60 per share of common stock (taking into account the Company’s recent 35 for 1 reverse stock split) to $1.90 per share of common stock.

Common Stock Warrants

As of June 1, 2016, the Company had outstanding certain common stock warrants to purchase 18 shares of common stock of the Company.  As a result of the Offering, the exercise price of such warrants was adjusted from $5.60 per share of common stock (taking into account the Company’s recent 35 for 1 reverse stock split) to $1.90 per share of common stock.

Series B Warrants

As of June 1, 2016, the Company had outstanding Series B Warrants to purchase 530 shares of common stock of the Company.  The Series B Warrants include a provision which provides that the exercise price of the Series B Warrants will be adjusted in connection with certain equity issuances by the Company.   The consummation of the Offering at the Public Offering Price is an issuance which triggers an adjustment to the exercise price of the Series B Warrants.  Therefore, on June 1, 2016, the exercise price of the Series B Warrants was adjusted from $16,873.50 per share of common stock (taking into account the Company’s recent 35 to 1 reverse stock split) to $16,718.72 per share of common stock.

Notes

As previously reported, on December 28, 2015, the Company completed the issuance of $22.1 million in principal face amount of senior secured convertible notes of the Company (the “Notes”) and related Series D common stock purchase warrants.  The consummation of the Offering at the Public Offering Price is an issuance that triggers an adjustment to the conversion price of the Notes.  Therefore, on June 1, 2016, the conversion price of the Notes was adjusted from $5.60 per share of common stock (taking into account the Company’s recent 35 for 1 reverse stock split) to $1.90 per share of common stock.

Series D Warrants

As of June 1, 2016, the Company had outstanding Series D Warrants to purchase 100,090 shares of common stock of the Company. The Series D Warrants include a provision which provides that the exercise price of the Series D Warrants will be adjusted in connection with certain equity issuances by the Company.   On February 24, 2016, the Company closed the Offering.  In connection with the Offering, the Company issued 3,160,000 shares of common stock and Series G common stock purchase warrants exercisable to acquire 3,160,000 shares of our common stock, subject to adjustment, at an initial exercise price of $1.90 per share.  The consummation of the Offering at the Public Offering Price is an issuance which triggers an adjustment to the exercise price of the Series D Warrants.  Therefore, on June 1, 2016, the exercise price for the Series D Warrants was adjusted from $40.60 per share of common stock (taking into account the Company’s recent 35 for 1 reverse stock split) to $1.90 per share of common stock.

Subordination Warrants

As of June 1, 2016, the Company had outstanding Subordination Warrants to purchase 3,015 shares of common stock of the Company. The Subordination Warrants include a provision which provides that the exercise price of the Subordination Warrants will be adjusted in connection with certain equity issuances by the Company.   On June 1, 2016, the Company closed the Offering.  In connection with the Offering, the Company issued 3,160,000 shares of common stock and Series G common stock purchase warrants exercisable to acquire 3,160,000 shares of our common stock, subject to adjustment, at an initial exercise price of $1.90 per share.  The consummation of the Offering at the Public Offering Price is an issuance which triggers an adjustment to the exercise price of the Subordination Warrants.  Therefore, on June 1, 2016, the exercise price for the Subordination Warrants was adjusted from $40.60 per share of common stock (taking into account the Company’s recent 35 for 1 reverse stock split) to $1.90 per share of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: June 7, 2016	By:	/s/ Ryan Ashton
Ryan Ashton
President and Chief Executive Officer